UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant
☒

Filed by a Party other than the Registrant
☐

Check the appropriate box:
☐
Preliminary Proxy Statement

☐
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to Section 240.14a-12

Seneca Financial Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

April 5, 2018
Dear Fellow Stockholder:
We cordially invite you to attend the 2018 Annual Meeting of Stockholders of Seneca Financial Corp. The Annual Meeting will be held at The Red Mill Inn, 4 Syracuse Street, Baldwinsville, New York on May 1, 2018, at 10:00 a.m., local time.
The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the annual meeting we will also report on the operations of Seneca Financial Corp. Also enclosed for your review is our Annual Report for the year ended December 31, 2017, which contains information concerning our activities and operating performance. Our directors and officers will be present to respond to any questions that stockholders may have.
The business to be conducted at the annual meeting consists of the election of directors and the ratification of the appointment of Bonadio & Co., LLP as independent registered public accounting firm for the year ending December 31, 2018. The Board of Directors has determined that the matters to be considered at the annual meeting are in the best interest of Seneca Financial Corp. and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.
On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the annual meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the annual meeting. Your vote is important, regardless of the number of shares that you own.
Our Proxy Statement and the 2017 Annual Report are available at: http://www.astproxyportal.com/ast/21713.
Sincerely,
Joseph G. Vitale
President and Chief Executive Officer

Seneca Financial Corp.
35 Oswego Street
Baldwinsville, New York 13027
(315) 638-0233
NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 1, 2018
Notice is hereby given that the 2018 Annual Meeting of Stockholders of Seneca Financial Corp. will be held at The Red Mill Inn, 4 Syracuse Street, Baldwinsville, New York on May 1, 2018 at 10:00 a.m., local time.
A Proxy Card and Proxy Statement for the annual meeting are enclosed. The annual meeting is for the purpose of considering and acting upon:
1.
the election of two directors;

2.
the ratification of the appointment of Bonadio & Co., LLP as independent registered public accounting firm for the year ending December 31, 2018; and

such other matters as may properly come before the annual meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the annual meeting.
Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on the date or dates to which the annual meeting may be adjourned. Stockholders of record at the close of business on March 15, 2018 are the stockholders entitled to vote at the annual meeting, and any adjournments thereof.
EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE CORPORATE SECRETARY OF SENECA FINANCIAL CORP. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY CARD BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING. ATTENDANCE AT THE ANNUAL MEETING WILL NOT IN ITSELF CONSTITUTE REVOCATION OF YOUR PROXY.
By Order of the Board of Directors
Janice MacDonald
Corporate Secretary
Baldwinsville, New York
April 5, 2018
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THE PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND SENECA FINANCIAL CORP.’S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2017 ARE EACH AVAILABLE ON THE INTERNET AT http://www.astproxyportal.com/ast/21713.

PROXY STATEMENT
Seneca Financial Corp.
35 Oswego Street
Baldwinsville, New York 13027
(315) 638-0233
ANNUAL MEETING OF STOCKHOLDERS
May 1, 2018
This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Seneca Financial Corp. to be used at the Annual Meeting of Stockholders, which will be held at The Red Mill Inn, 4 Syracuse Street, Baldwinsville, New York on May 1, 2018, at 10:00 a.m., local time, and all adjournments of the annual meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 5, 2018.
REVOCATION OF PROXIES
Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Seneca Financial Corp. will be voted in accordance with the directions given thereon. Please sign and return your proxy card in the postage paid envelope provided. Where no instructions are indicated on the proxy card, signed proxies will be voted “FOR” the election of the nominees for director named herein and “FOR” the ratification of the appointment of Bonadio & Co., LLP as our independent registered public accounting firm for the year ending December 31, 2018.
Proxies may be revoked by sending written notice of revocation to the Corporate Secretary of Seneca Financial Corp. at the address shown above, by filing a duly executed proxy bearing a later date or by voting in person at the annual meeting. The presence at the annual meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.
If you have any questions about giving your proxy or require assistance, please call Janice MacDonald, Corporate Secretary, at (315) 638-0233.
If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the annual meeting.
SOLICITATION OF PROXIES; EXPENSES
We will pay the cost of this proxy solicitation. Our directors, executive officers and other employees may solicit proxies by mail, personally, by telephone, by press release, by facsimile transmission or by other electronic means. No additional compensation will be paid to our directors, executive officers or employees for such services. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock.
VOTING SECURITIES AND PRINCIPAL HOLDERS
Except as otherwise noted below, holders of record of Seneca Financial Corp.’s shares of common stock, par value $0.01 per share, as of the close of business on March 15, 2018 are entitled to one vote for each share then held. As of March 15, 2018, there were 1,978,923 shares of common stock issued and outstanding.
Seneca Financial Corp.’s Charter provides that, for a period of five years from the closing of Seneca Financial Corp.’s stock offering completed in October 2017, no person, other than Seneca Financial MHC, may directly or indirectly offer to acquire or acquire the beneficial ownership of more than 10% of any class of equity security of Seneca Financial Corp. held by persons other than Seneca Financial MHC, and that any shares acquired in excess of this limit will not be entitled to be voted and will not be counted as voting stock in connection with any matters submitted to the stockholders for a vote.
Principal Holders
Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of March 15, 2018, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock. The mailing address for each of our directors and executive officers is 35 Oswego Street, Baldwinsville, New York 13027. No director or executive officer has pledged Seneca Financial Corp. common stock as collateral for a loan.
	Shares of Common Stock Beneficially Owned as of the Record Date(1)	Percent of Shares of Common Stock Outstanding(2)
Persons Owning Greater than 5%
Seneca Financial MHC 35 Oswego Street Baldwinsville, New York 13027	1,068,618	54.0%
Directors
Vincent J. Fazio	1,000	*
William J. Gould	2,000	*
James Hickey	1,500	*
William Le Beau	20,000(3)	1.0%
Francis R. Marlowe	1,100(4)	*
Joseph G. Vitale	10,100(5)	*
Executive Officer who is not a Director
George J. Sageer	500	*
All directors and executive officers as a group (7 persons)	36,200	1.8%

*
Less than 1%.

(1)
In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Seneca Financial Corp. common stock if he has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from March 15, 2018. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct and the named individuals and group exercise sole voting and investment power over the shares of Seneca Financial Corp. common stock

(2)
Based on a total of 1,978,923 shares of common stock outstanding as of March 15, 2018.

(3)
Includes 15,000 shares held in an individual retirement account and 5,000 shares held in a family trust.

(4)
Includes 100 shares held by a son who shares the same household.

(5)
All of such shares are held in an individual retirement account.

Quorum
The presence in person or by proxy of holders of a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the annual meeting, the annual meeting may be adjourned in order to permit the further solicitation of proxies. However, if Seneca Financial MHC, our majority stockholder, votes at the annual meeting, a quorum would be assured.
Votes Required
As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder: (i) to vote FOR ALL nominees proposed by the Board; (ii) to WITHHOLD for ALL nominees; or (iii) to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the annual meeting.
As to the ratification of the appointment of Bonadio & Co., LLP as our independent registered public accounting firm for the year ending December 31, 2018, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The ratification of this matter shall be determined by a majority of the votes represented at the annual meeting and entitled to vote on the matter, without regard to proxies marked ABSTAIN or broker non-votes.
Management anticipates that Seneca Financial MHC, our majority stockholder, will vote all of its shares of common stock in favor of all the matters set forth above. If Seneca Financial MHC votes all of its shares in favor of each proposal, the approval of each proposal would be assured.
Participants in the Seneca Savings Employee Stock Ownership Plan
If you participate in the Seneca Savings Employee Stock Ownership Plan (the “ESOP”), you will receive a Vote Authorization Form for the ESOP that reflects all of the shares you may direct the trustees to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the proportionate interest of shares of our common stock allocated or deemed allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of our common stock held by the ESOP and allocated or deemed allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions, subject to a determination that such vote is in the best interest of ESOP participants. The deadline for returning your ESOP Vote Authorization Form is April 24, 2018 at 5:00 p.m. Eastern time.
PROPOSAL I — ELECTION OF DIRECTORS
Our Board of Directors is currently comprised of six members. Our Bylaws provide that directors are divided into three classes as nearly equal in number as possible, with one class of directors elected annually. Two directors have been nominated for election at the annual meeting to serve for a three-year period and until their respective successors shall have been elected and qualified. The Board of Directors has nominated Vincent J. Fazio and Francis R. Marlowe to serve as directors for three-year terms. Each nominee is currently a director of Seneca Financial Corp.
The following sets forth certain information regarding the nominees, the other current members of our Board of Directors, and an executive officer who is not a director, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the annual meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of

Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee or continuing director and any other person pursuant to which such nominee or continuing director was selected. Age information is as of December 31, 2017, and term as a director includes service with Seneca Savings.
With respect to directors and nominees, the biographies contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Board of Directors to determine that the person should serve as a director. Each director of Seneca Financial Corp. is also a director of Seneca Savings and Seneca Financial MHC.
Directors
The nominees for director are:
Vincent J. Fazio, age 57, has served as Executive Vice President and Chief Financial Officer of Seneca Savings since August 2013 and has served as a member of the board of directors since May 2017. Prior to joining Seneca Savings, Mr. Fazio was a consultant with ProNexus, LLC, a consulting firm which specializes in working with banks, from May 2012 until June 2013. Mr. Fazio has over 30 years of financial and accounting experience with community banks. Prior to being employed with Seneca Savings, Mr. Fazio has served in various roles, including chief financial officer, with other companies including Patriot Federal Bank, Liberty Enterprise, Central National Bank and Albany Savings Bank. Mr. Fazio also serves as a member of the board of directors of the Baldwinsville Community Scholarship Fund.
Mr. Fazio’s extensive financial and accounting expertise provides the board of directors with experience when assessing our accounting practices and the financial implications of our strategic and corporate initiatives.
Francis R. Marlowe, age 70, is retired. He was formerly the Chief of Police of the Town of Manlius, New York Police Department, serving in such role from 2001 through 2017. Mr. Marlowe’s leadership skills and years of service as a law enforcement officer in our community provides valuable insight into the economic and business needs of our community, as well as insight into where we can best serve our community in other ways, including charitable donations.
The following directors of Seneca Financial Corp. have terms ending in the year ending December 31, 2019:
James Hickey, age 51, is currently owner of Charles Signs, Inc., a family business located in Liverpool, New York, which has provided signs and custom graphic designs for businesses with signage needs since 1968. In this capacity, Mr. Hickey is responsible for day-to-day operations and management of Charles Signs, Inc.
Mr. Hickey’s strong business background provides the board of directors and Seneca Savings with invaluable insight to the needs of the local communities that Seneca Savings serves.
William Le Beau, age 69, was first appointed to the board of directors of Seneca Savings in April 2013 and has served as Chairman of Seneca Savings since January 2017. Mr. Le Beau previously served in various roles at Seneca Savings, including Interim President and Chief Executive Officer from April 2013 to October 2013, Executive Vice President from October 2012 until April 2013 and Senior Vice President. Prior to joining Seneca Savings, Mr. Le Beau has over 30 years’ experience in various roles with New York community banks and financial institutions, including OnBank, M&T Bank, BSB Bank & Trust Company, and Partners Trust Financial Group. From 1971 to 1988, Mr. Le Beau was a bank examiner for the FDIC.
Mr. Le Beau’s leadership skills, extensive background in the financial services industry and his experience working for Seneca Savings brings extensive knowledge of the financial services industry in general and our organization and local markets to the board directors.
The following directors of Seneca Financial Corp. have terms ending in the year ending December 31, 2020:
William J. Gould, age 73, has served as a member of the board of directors of Seneca Savings since 1988. Mr. Gould is a former certified public accountant and served in various executive officer roles with Seneca Savings from 1987 until 2010, including previously serving as Chief Financial Officer.

As a result of Mr. Gould’s 30 years of experience, including 23 years as an executive officer of Seneca Savings, and leadership skills and extensive accounting and financial expertise, Mr. Gould is an invaluable resource to Seneca Savings and the board of directors.
Joseph G. Vitale, age 46, has served as President, Chief Executive Officer and director of Seneca Savings since October 2013. Before joining Seneca Savings in 2013, Mr. Vitale served as Executive Vice President and in other various senior management and employee positions at Savannah Bank, NA from 1996 until July 2013. Mr. Vitale also served as a Credit Analyst at Cayuga Savings Bank from 1993 until 1996. Mr. Vitale is a 2012 Stonier School of Banking graduate and has received the Wharton Leadership Certificate in 2014.
Mr. Vitale’s extensive knowledge of the banking industry and strong leadership skills provide the board of directors and Seneca Savings with invaluable insight and guidance into the business and regulatory requirements of today’s banking environment.
Executive Officers Who is Not A Director
George J. Sageer, age 60, is our Executive Vice President and Director of Retail Banking, and has served in those positions since December 2015. Mr. Sageer is in charge of our residential lending. Mr. Sageer previously served as our Vice President of Retail Banking from December 2014 until December 2015. Prior to joining Seneca Savings, Mr. Sageer served as Vice President of Residential Lending at Solvay Bank until 2007. Mr. Sageer has served in various lending roles with other companies including Alliance Bank. Mr. Sageer filed for a personal bankruptcy in 2014.
Board Independence
The Board of Directors has determined that each of our directors, with the exception of President and Chief Executive Officer Joseph G. Vitale and Executive Vice President and Chief Financial Officer Vincent J. Fazio, is “independent” as defined in the listing standards of the Nasdaq Stock Market. Messrs. Vitale and Fazio are not independent because they are executive officers of Seneca Financial Corp. and Seneca Savings. In determining the independence of our directors, the board of directors considered relationships between Seneca Savings and our directors that are not required to be reported under “— Transactions With Certain Related Persons,” below. Charles Signs, Inc., a business owned by Mr. Hickey, received from Seneca Savings payments totaling $14,382 during the year ended December 31, 2017 for designing and installing various signs for Seneca Savings.
Board Leadership Structure and Risk Oversight
Our Board of Directors is chaired by William Le Beau, who is an independent director. This ensures a greater role for the independent directors in the oversight of Seneca Financial Corp. and Seneca Savings and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.
To further assure effective independent oversight, the Board of Directors has adopted a number of governance practices, including:
•
a majority independent Board of Directors;

•
periodic meetings of the independent directors; and

•
annual performance evaluations of the President and Chief Executive Officer by the Compensation Committee.

The Board of Directors recognizes that, depending on the circumstances, other leadership models might be appropriate. Accordingly, the Board of Directors periodically reviews its leadership structure.
The Board of Directors is actively involved in oversight of risks that could affect Seneca Financial Corp. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors also satisfies this responsibility through reports by the committee chair of all board committees regarding the committees’ considerations and actions, through review of minutes of committee meetings and through regular reports directly from officers responsible for oversight of particular risks within Seneca Financial Corp. Risks relating to the direct operations of Seneca Savings are further overseen by the Board of Directors of Seneca Savings, a majority of whom are the same individuals who serve on the Board of Directors of Seneca Financial Corp. The Board of Directors of Seneca Savings also has additional committees that conduct risk oversight. All committees are responsible for the establishment of policies that guide management and staff in the day-to-day operation of Seneca Financial Corp. and Seneca Savings such as lending, risk management, asset/liability management, investment management and others.
References to our Website Address
References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.
Section 16(a) Beneficial Ownership Reporting Compliance
Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on our review of ownership reports required to be filed for the year ended December 31, 2017, no executive officer, director or 10% beneficial owner of our shares of common stock failed to file ownership reports with the Securities and Exchange Commission on a timely basis.
Code of Ethics for Senior Officers
Seneca Financial Corp. has adopted a Code of Ethics for Senior Officers that applies to Seneca Financial Corp.’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics for Senior Officers is available on our website at https://www.snl.com/IRW/govdocs/6610690. Amendments to and waivers from the Code of Ethics for Senior Officers will also be disclosed on our website.
Attendance at Annual Meetings of Stockholders
Seneca Financial Corp. does not have a written policy regarding director attendance at annual meetings of stockholders, although directors are expected to attend these meetings absent unavoidable scheduling conflicts. The 2018 Annual Meeting of Stockholders is the first annual meeting of stockholders.
Communications with the Board of Directors
Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to: Seneca Financial Corp., 35 Oswego Street, Baldwinsville, New York 13027, Attention: Board of Directors. The letter should indicate that the sender is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Corporate Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Corporate Secretary may attempt to handle an inquiry directly (for example, where it is a request for information about Seneca Financial Corp. or it is a stock-related matter). The Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate. At each Board of Directors meeting, the Corporate Secretary shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors on request.
Meetings and Committees of the Board of Directors
The business of Seneca Financial Corp. is conducted at regular and special meetings of the Board of Directors and its committees. In addition, the “independent” members of the Board of Directors (as defined in the listing standards of the Nasdaq Stock Market) meet in executive sessions. The standing committees of the Board of Directors of Seneca Financial Corp. are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.
The Board of Directors of Seneca Financial Corp. held two regular meetings during the year ended December 31, 2017. Seneca Savings held 12 regular meetings and two special meetings during the year ended December 31, 2017. No member of the Board of Directors or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he has been a director); and (ii) the total number of meetings held by all committees on which he served (during the periods that he served).
Audit Committee.   The Audit Committee is comprised of Directors Gould, Le Beau and Marlow, each of whom is “independent” in accordance with applicable Securities and Exchange Commission rules and Nasdaq listing standards. Mr. Gould serves as chair of the Audit Committee. The Board of Directors has determined that Director Gould qualifies as an “audit committee financial expert” as defined under applicable Securities and Exchange Commission rules.
Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at https://www.snl.com/IRW/govdocs/6610690. As more fully described in the Audit Committee Charter, the Audit Committee reviews the financial records and affairs of Seneca Financial Corp. and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee met five times during the year ended December 31, 2017.
Compensation Committee.   In 2017, the Compensation Committee was comprised of Directors Johnson, Hickey and Le Beau. Ms. Johnson served as chair of the Compensation Committee. The Compensation Committee met two times during the year ended December 31, 2017.
With regard to compensation matters, the Compensation Committee’s primary purposes are to discharge the Board’s responsibilities relating to the compensation of the Chief Executive Officer and other executive officers, to oversee Seneca Financial Corp.’s compensation and incentive plans, policies and programs, and to oversee Seneca Financial Corp.’s management development and succession plans for executive officers. Seneca Financial Corp.’s Chief Executive Officer will not be present during any committee deliberations or voting with respect to his compensation. The Compensation Committee may form and delegate authority and duties to subcommittees as it deems appropriate.
During the year ended December 31, 2017, the Compensation Committee did not utilized the services of a compensation consultant.
The Compensation Committee operates under a written charter which is available on our website at https://www.snl.com/IRW/govdocs/6610690. This charter sets forth the responsibilities of the Compensation Committee and reflects the Compensation Committee’s commitment to create a compensation structure that encourages the achievement of long-range objectives and builds long-term value for our stockholders.
The Compensation Committee considers a number of factors in their decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers, the overall performance of Seneca Financial Corp. and a peer group analysis of compensation paid at institutions of comparable size and complexity. The Compensation Committee also considers the recommendations of the President and Chief Executive Officer with respect to the compensation of executive officers other than the President and Chief Executive Officer.
Nominating and Corporate Governance Committee.   The Nominating and Corporate Governance Committee is comprised of Directors Le Beau, Gould and Hickey. Mr. Le Beau serves as chair of the Nominating and Corporate Governance. The Nominating and Corporate Governance met one time during the year ended December 31, 2017. The Board of Directors does not have a formal policy or specific guidelines regarding diversity among board members. However, the Board of Directors seeks members who represent a mix of backgrounds that will reflect the diversity of our stockholders, employees, and customers, and experiences that will enhance the quality of the Board of Directors’ deliberations and decisions. As the holding company for a community bank, the Board of Directors also seeks directors who can continue to strengthen Seneca Savings’ position in its community and can assist Seneca Savings with business development through business and other community contacts.
The Board of Directors considers the following criteria in evaluating and selecting candidates for nomination:
•
Contribution to Board — Seneca Financial Corp. endeavors to maintain a Board of Directors that possesses a wide range of abilities. Thus, the Board of Directors will assess the extent to which the candidate would contribute to the range of talent, skill and expertise appropriate for the Board of Directors. The Board of Directors will also take into consideration the number of public company boards of directors, other than Seneca Financial Corp.’s, and committees thereof, on which the candidate serves. The Board of Directors will consider carefully the time commitments of any candidate who would concurrently serve on the boards of directors of more than one public company other than Seneca Financial Corp., it being the policy of Seneca Financial Corp. to limit public company directorships to one company other than Seneca Financial Corp.

•
Experience — Seneca Financial Corp. is the holding company for an insured depository institution. Because of the complex and heavily regulated nature of Seneca Financial Corp.’s business, the Board of Directors will consider a candidate’s relevant financial, regulatory and business experience and skills, including the candidate’s knowledge of the banking and financial services industries, familiarity with the operations of public companies and ability to read and understand fundamental financial statements, as well as real estate and legal experience.

•
Familiarity with and Participation in Local Community — Seneca Financial Corp. is a community-orientated organization that serves the needs of local consumers and businesses. In connection with the local character of Seneca Financial Corp.’s business, the Board of Directors will consider a candidate’s familiarity with Seneca Financial Corp.’s market area (or a portion thereof), including without limitation the candidate’s contacts with and knowledge of local businesses operating in Seneca Financial Corp.’s market area, knowledge of the local real estate markets and real estate professionals, experience with local governments and agencies and political activities, and participation in local business, civic, charitable or religious organizations.

•
Integrity — Due to the nature of the financial services provided by Seneca Financial Corp. and its subsidiaries, Seneca Financial Corp. is in a special position of trust with respect to its customers. Accordingly, the integrity of the Board of Directors is of utmost importance to developing and maintaining customer relationships. In connection with upholding that trust, the Board of Directors will consider a candidate’s personal and professional integrity, honesty and reputation, including, without limitation, whether a candidate or any entity controlled by the candidate is or has in the past been subject to any regulatory orders, involved in any regulatory or legal action, or been accused or convicted of a violation of law, even if such issue would not result in disqualification for service under Seneca Financial Corp.’s Bylaws.

•
Stockholder Interests and Dedication — A basic responsibility of directors is the exercise of their business judgment to act in what they reasonably believe to be in the best long-term interests of Seneca Financial Corp. and its stockholders. In connection with such obligation, the Board of Directors will consider a candidate’s ability to represent the best long-term interests of Seneca Financial Corp. and its stockholders, including past service with Seneca Financial Corp. or Seneca Savings and contributions to their operations, the candidate’s experience or involvement with other local financial services companies, the potential for conflicts of interests with the candidate’s other pursuits, and the candidate’s ability to devote sufficient time and energy to diligently perform his or her duties, including the candidate’s ability to personally attend board and committee meetings.

•
Independence — The Board of Directors will consider the absence or presence of material relationships between a candidate and Seneca Financial Corp. (including those set forth in applicable listing standards) that might impact objectivity and independence of thought and judgment. In addition, the Board of Directors will consider the candidate’s ability to serve on any

Board committees that are subject to additional regulatory requirements (e.g. Securities and Exchange Commission regulations and applicable listing standards). If Seneca Financial Corp. should adopt independence standards other than those set forth in the Nasdaq Stock Market listing standards, the Board of Directors will consider the candidate’s potential independence under such other standards.
•
Additional Factors — The Board of Directors will also consider any other factors it deems relevant to a candidate’s nomination, including the extent to which the candidate helps the Board of Directors reflect the diversity of Seneca Financial Corp.’s stockholders, employees, customers and communities. The Board of Directors also may consider the current composition and size of the Board of Directors, the balance of management and independent directors, and the need for audit committee expertise.

The Board of Directors identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service, including the current members’ board and committee meeting attendance and performance, length of board service, experience and contributions, and independence. Current members of the Board of Directors with skills and experience that are relevant to Seneca Financial Corp.’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If there is a vacancy on the Board of Directors because any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the Board of Directors would determine the desired skills and experience of a new nominee (including a review of the skills set forth above), may solicit suggestions for director candidates from all board members and may engage in other search activities.
During the year ended December 31, 2017 we did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director.
The Board of Directors may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to our Corporate Secretary at 35 Oswego Street, Baldwinsville, New York 13027. The Board of Directors has adopted a procedure by which stockholders may recommend nominees to the Board of Directors. Stockholders who wish to recommend a nominee must write to Seneca Financial Corp.’s Corporate Secretary and such communication must include:
•
A statement that the writer is a stockholder and is proposing a candidate for consideration by the Board of Directors;

•
The name and address of the stockholder as they appear on Seneca Financial Corp.’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;

•
The class or series and number of shares of Seneca Financial Corp.’s capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;

•
A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

•
A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

•
The name, age, personal and business address of the candidate, the principal occupation or employment of the candidate and the number of shares of common stock of Seneca Financial Corp. that are owned by the candidate;

•
The candidate’s written consent to serve as a director;

•
A statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on Seneca Financial Corp.’s Board of Directors; and

•
Such other information regarding the candidate or the stockholder as would be required to be included in Seneca Financial Corp.’s proxy statement pursuant to Securities and Exchange Commission Regulation 14A.

To be timely, the submission of a candidate for director by a stockholder must be received by the Corporate Secretary at least 120 days prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting of stockholders. If  (i) less than 90 days’ prior public disclosure of the date of the meeting is given to stockholders and (ii) the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, a stockholder’s submission of a candidate shall be timely if delivered or mailed to and received by the Corporate Secretary of Seneca Financial Corp. no later than the 10th day following the day on which public disclosure (by press release issued through a nationally recognized news service, a document filed with the Securities and Exchange Commission, or on a website maintained by Seneca Financial Corp.) of the date of the annual meeting is first made.
Submissions that are received and that satisfy the above requirements are forwarded to the Board of Directors for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers.
There is a difference between the recommendations of nominees by stockholders pursuant to this policy and a formal nomination (whether by proxy solicitation or in person at a meeting) by a stockholder. Stockholders have certain rights under applicable law with respect to nominations, and any such nominations must comply with applicable law and provisions of the Bylaws of Seneca Financial Corp. See “Stockholder Proposals and Nominations.”
Audit Committee Report
The Audit Committee has issued a report that states as follows:
•
We have reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2017.

•
We have discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301.

•
We have received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the Securities and Exchange Commission.
This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Seneca Financial Corp. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
This report has been provided by the Audit Committee:
William J. Gould
(Chairman)
Francis R. Marlowe
William Le Beau

Transactions With Certain Related Persons
Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to Seneca Savings. The Sarbanes-Oxley Act does not apply to loans made by a depository institution that is insured by the Federal Deposit Insurance Corporation and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to Seneca Savings’ directors and officers are made in conformity with the Federal Reserve Act and applicable regulations. Federal regulations permit executive officers and directors to receive the same terms that are widely available to other employees as long as the executive officer or director is not given preferential treatment compared to other participating employees. Seneca Savings makes certain loans to its directors, executive officers and employees through an employee loan program pursuant to which loans are made at reduced rates. The reduced rate is 25 basis points and 100 basis points over market rates for residential real estate and consumer loans, respectively.
The following tables sets forth loans made by Seneca Savings to its directors and executive officers where the largest amount of all indebtedness outstanding during the years ended December 31, 2017 and December 31, 2016 exceeded $120,000, and where the borrowers received reduced interest rates pursuant to the employee loan program described above. Except for the reduced interest rates, all loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to persons not related to Seneca Savings, and did not involve more than the normal risk of collectability or present other unfavorable features.
Name	Type of Loan	Largest Aggregate Balance from January 1, 2017 to December 31, 2017	Interest Rate on December 31, 2017	Principal balance on December 31, 2017	Amount of Principal Paid from January 1, 2017 to December 31, 2017	Amount of Interest Paid from January 1, 2017 to December 31, 2017
Vitale, Joseph	Residential Real Estate	$157,879	3.625%	$154,372	$3,507	$5,665
	Home Equity Line of Credit	$5,878	4.5%	$—	$5,878	$37
	Automobile	$17,052	2.125%	$—	$17,052	$296
	Automobile	$11,852	2.125%	$11,852	$244	$20
Name	Type of Loan	Largest Aggregate Balance from January 1, 2016 to December 31, 2016	Interest Rate on December 31, 2016	Principal balance on December 31, 2016	Amount of Principal Paid from January 1, 2016 to December 31, 2016	Amount of Interest Paid from January 1, 2016 to December 31, 2016
Vitale, Joseph	Residential Real Estate	$167,083	3.625%	$157,879	$9,204	$5,968
	Home Equity Line of Credit	$30,181	3.500%	$—	$30,181	$336
	Automobile	$19,795	2.125%	$17,052	$2,743	$195
	Automobile	$15,000	2.125%	$14,744	$256	$8
	Automobile	$7,794	1.875%	$—	$7,794	$57
Other than as described above and except for directors and executive officers whose loans were made with reduced interest rates but for which the principal balance has been less than $120,000 since January 1, 2016, all loans made by Seneca Savings to executive officers, directors, immediate family members of executive officers and directors, or organizations with which executive officers and directors are affiliated, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to persons not related to Seneca Savings, and did not involve more than the normal risk of collectability or present other unfavorable features. Seneca Savings is in compliance with federal regulations with respect to its loans and extensions of credit to executive officers and directors. The aggregate amount of our loans to our executive officers and directors was $362,323 at December 31, 2017. As of December 31, 2017, these loans were performing according to their original repayment terms.

Pursuant to our Policy and Procedures for Approval of Related Person Transactions, the Audit Committee periodically reviews, no less frequently than twice a year, a summary of transactions in excess of $25,000 with our directors, executive officers, and their family members, for the purpose of determining whether the transactions are within our policies and should be ratified and approved. Additionally, pursuant to our Code of Business Conduct and Ethics, all of our executive officers and directors must disclose any personal or financial interest in any matter that comes before Seneca Financial Corp.
Executive Compensation
The following table sets forth for the years ended December 31, 2017 and 2016, certain information as to the total remuneration paid by Seneca Savings to Mr. Vitale, who served as President and Chief Executive Officer and our two other most highly compensated executive officers for the year ended December 31, 2017. Each individual listed in the table below is referred to as a “named executive officer.”
Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus ($)(1)	All other Compensation ($)(2)	Total ($)
Joseph G. Vitale, President and Chief Executive Officer	2017	171,000	34,440	531	205,971
	2016	155,769	25,000	46	180,815
Vincent J. Fazio, Executive Vice President and Chief Financial Officer	2017	109,587	20,645	441	130,673
	2016	106,142	15,000	87	121,229
George J. Sageer, Executive Vice President and Director of Retail Banking	2017	102,490	11,664	457	114,611
	2016	93,173	15,000	108	108,281

(1)
Represents discretionary cash bonuses, which were paid during the years ended December 31, 2017 and 2016.

(2)
Amounts in this column reflect what Seneca Savings paid for, or reimbursed, the applicable named executive officer for the various benefits and perquisites received in 2017 and 2016. A breakdown of the elements of compensation in this column for 2017 is set forth in the following table:

Name	ESOP ($)(1)	Imputed Income Split Dollar Life Insurance ($)	All Other Compensation ($)
Joseph G. Vitale	445	86	531
Vincent J. Fazio	282	159	441
George J. Sageer	247	210	457

(1)
Based on Seneca Financial Corp.’s closing stock price of  $8.76 on December 31, 2017.

Bonus Program
The board of directors has historically awarded discretionary bonuses to each full-time employee of Seneca Savings, including the named executive officers. While strict numerical formulas are not used to quantify the bonus payments, the board of directors and senior management assess the corporate performance of Seneca Savings and the individual performance of each employee in determining bonus payments. Company-wide performance objectives focus on earnings, growth, expense control and asset quality, which are customary metrics used by similarly-situated financial institutions in measuring performance. Individually-based performance objectives are determined based on the individual’s responsibilities and contributions to our successful operation.
For the year ended December 31, 2017, Seneca Savings awarded bonuses that totaled approximately $148,900, which included discretionary bonuses of  $34,440, $20,645 and $11,664 that were paid to Messrs. Vitale, Fazio and Sageer, respectively, in recognition of their performance and efforts, including the competition of the mutual holding company reorganization and stock offering.

Benefit Plans and Agreements
Employment Agreements.   On April 6, 2017, Seneca Savings entered into individual employment agreements with Joseph G. Vitale, Vincent J. Fazio and George J. Sageer, each of which (with the exception of Mr. Sageer’s agreement) has an initial term of three years. Mr. Sageer’s agreement has an initial term of one year. Commencing on January 1, 2018 and continuing on each January 1st thereafter (the “Renewal Date”), the agreements will renew for an additional year, such that the remaining term for Messrs. Vitale’s and Fazio’s agreements will be three years and the remaining term for Mr. Sageer’s agreement will be one year. In order for the agreements to renew, the disinterested members of the Board must, at least 30 days prior to the Renewal Date, conduct a comprehensive performance evaluation of each executive for purposes of determining whether to take action regarding the renewal of his employment agreement.
The employment agreements provide a base salary for Messrs. Vitale, Fazio and Sageer in the amounts of  $171,600, $109,710 and $102,850, respectively. The base salaries may be increased, but not decreased (other than a decrease which is applicable to all senior officers). In addition to base salary, each executive will be entitled to participate in any bonus program and benefit plan made available to senior management employees, and will be reimbursed for all reasonable business expenses incurred.
In the event of each executive’s involuntary termination of employment for reasons other than cause, disability or death, or in the event of his resignation for “good reason,” (a “qualifying termination event”), the executive will receive a lump sum cash severance payment equal to the amount of base salary that he would have earned had he remained employed for the duration of his “benefit period.” The benefit period is 12 months or, if greater, the remaining term of his agreement as of the executive’s date of termination. In addition, each executive will be entitled to receive life insurance and non-taxable medical and dental insurance coverage substantially comparable to the coverage maintained by Seneca Savings for the benefit period or, if earlier, until the date on which the executive becomes a full-time employee of another employer and receives comparable health and welfare benefits. For purposes of the employment agreements, “good reason” is defined as: (1) a material reduction in base salary or benefits (other than reduction by Seneca Savings that is part of a good faith, overall reduction of such benefits applicable to all employees); (2) a material reduction in the executive’s duties or responsibilities; (3) a relocation of the executive’s principal place of employment by more than 50 miles from the executive’s principal place of employment as of the initial effective date of the employment agreement; or (4) a material breach of the employment agreement by Seneca Savings. In order to be entitled to the severance benefits set forth above, the executive will be required to enter into a release of claims against Seneca Savings related to his employment.
If the executive’s qualifying termination event occurs on or after the effective date of a change in control of Seneca Financial Corp. or Seneca Savings, the executive will be entitled to (in lieu of the payments and benefits described in the previous paragraph) a severance payment equal to three times (or one times for Mr. Sageer) the executive’s highest annual rate of base salary and bonus paid, or earned, during the calendar year of the change in control or either of the two calendar years immediately preceding the change in control. Such payment will be payable in a lump sum within 30 days following the executive’s date of termination. In addition, Seneca Savings (or its successor) will continue to provide the executive with life insurance and non-taxable medical and dental insurance coverage substantially comparable to the coverage provided to the executive immediately prior to his date of termination at no cost to the executive. Such continued coverage will cease upon the earlier of: (1) the date which is three years (or one year for Mr. Sageer) after the executive’s date of termination; or (2) the date on which the executive becomes a full-time employee of another employer and receives comparable health and welfare benefits.
In addition, if the executive dies while employed, the executive’s estate or beneficiary will be paid his base salary for one year following death, and his family will continue to receive non-taxable medical and dental coverage for one year after his death. The executive will not receive any additional compensation or benefits under his employment agreement in the event he becomes disabled.
Upon termination of employment (other than a termination in connection with a change in control), each executive will be required to adhere to one-year non-competition and non-solicitation covenants.

Supplemental Executive Retirement Agreements.   Seneca Savings entered into individual supplemental executive retirement agreements with each named executive officer on June 20, 2016 (the “SERPs”). The SERPs are designed to provide non-qualified supplemental retirement income to Messrs. Vitale, Fazio and Sageer as an incentive for their continued service with Seneca Savings. The benefits payable under the SERPs described below are funded by the life insurance policies owned by Seneca Savings with respect to the lives of Messrs. Vitale, Fazio and Sageer.
Under the SERPs, upon retirement or other separation from service without cause (including due to death or disability) on or after attaining the normal retirement age (which is age 65 for Messrs. Vitale and Fazio and age 68 for Mr. Sageer), Messrs. Vitale, Fazio and Sageer (or their beneficiaries) are each entitled to a supplemental annual benefit equal to $25,000, $15,000 and $10,000, respectively, payable in equal monthly installments for 15 years (the “Normal Retirement Benefit”). In the event of the executive’s termination of employment for any reason (other than for cause and including due to death or disability) on or after his early retirement age (which is age 50 for Mr. Vitale, age 61 for Mr. Fazio and age 63 for Mr. Sageer) but prior to his normal retirement age, the Normal Retirement Benefit would be reduced ratably based on the executive’s age on his date of termination, as determined pursuant to the executive’s individual SERP agreement (the “Early Retirement Benefit”). The Early Retirement Benefit is payable in equal monthly installments for 15 years.
In the event of the executive’s involuntary termination without cause, voluntary termination for “good reason,” death or disability prior to his early retirement age, the executive (or his beneficiary) would be entitled to the amount accrued under the SERP as of the date of termination, as determined in accordance with generally accepted accounting principles (the “Accrued Benefit”). The Accrued Benefit is payable in a cash lump sum within 60 days following the executive’s date of termination. If the executive voluntarily resigns without good reason prior to his early retirement age, he would receive no benefit under the SERP.
Notwithstanding the foregoing, upon the executive’s termination of employment for any reason (except for cause) within two years following a change in control of Seneca Savings, the executive would be entitled to his Normal Retirement Benefit, regardless of his age on the date of termination. The Normal Retirement Benefit is payable in equal monthly installments for 15 years, commencing on the first day of the month following the executive’s date of termination.
Executive Split Dollar Agreements.   Seneca Savings has entered into individual Executive Split Dollar Agreements with Messrs. Vitale, Fazio and Sageer. Under the agreements, each executive’s designated beneficiary is entitled to share in the proceeds under a life insurance policy owned by Seneca Savings in the event of the executive’s death. If the executive’s death occurs while employed with Seneca Savings, the death benefit payable to the executive’s designated beneficiary is equal to the lesser of: (1) $150,000; or (2) the net death benefit (which is the difference between the cash surrender value of the policy and the total proceeds payable under the policy upon the death of the insured). If Mr. Vitale’s death occurs after his date of termination (other than for cause) and he has at least 10 years of service with Seneca Savings, the death benefit payable would decrease to the lesser of: (1) $25,000; or (2) the net death benefit (the “Reduced Benefit”). If Mr. Fazio’s death occurs after his date of termination (other than for cause) and he has at least seven years of service with Seneca Savings, the death benefit payable would decrease to the Reduced Benefit. If Mr. Sageer’s death occurs after his date of termination (other than for cause) after attaining both age 62 and completing five years of service, the death benefit payable would decrease to the Reduced Benefit.
If the executives terminate employment without having met their respective age and years of service requirements described above or terminate employment due to cause, then their designated beneficiaries will not be entitled to any death benefit under their agreements.
Pension Plan.   Seneca Savings maintains the Pension Plan for Employees of Seneca Savings, a qualified noncontributory defined benefit plan (the “pension plan”) for employees. Employees of Seneca Savings hired prior to January 1, 2018 who attained age 21 and completed one year of service are eligible to accrue benefits under the pension plan. Employee hired on or after January 1, 2018 are not eligible to participate in the pension plan.

Contributions to the pension plan are made in order to satisfy the actuarially determined minimum funding requirements according to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). A participant will become 100% vested in his or her accrued benefit under the plan after five years of service with Seneca Savings.
Upon attainment of the normal retirement date (the later of age 65 or the fifth anniversary of participation in the plan), a participant is entitled to receive the normal retirement benefit, which is an annual benefit calculated by multiplying the participant’s average annual compensation up to the integration level by 1.4% for each year of credited service up to 30 years, plus multiplying the participant’s average annual compensation in excess of the “integration level” by 1.9% of each year of credited service up to 30 years. The “integration level” for the pension plan is a 35-year average of the taxable wage bases published by the Social Security Administration. If a participant terminates employment prior to his or her normal retirement date, the participant would be entitled to the vested portion of his or her accrued benefit as of the date of termination. The normal form of payment of the normal retirement benefit is a 50% joint and survivor annuity for a married participant or a single life annuity for a participant who is not married. If a participant dies while the participant is still employed by Seneca Savings or if the participant dies after he retires or terminates employment but before benefit payments start, the surviving spouse will be entitled to a life annuity based on the value of the participant’s vested accrued benefit.
On December 31, 2017, Seneca Savings recorded a net pension plan liability of  $54,519 (consisting of a total benefit plan liability of  $11.3 million and net assets having a fair market value of  $11.2 million). The pension plan liability is calculated based on various actuarial assumptions, including mortality expectations, discount rates and expected long-term rates of return on plan assets. To protect against unfavorable returns on plan assets, a decrease in the discount rate and/or changes in the mortality assumptions used to determine the funding status of the pension plan and its outstanding benefit obligations, Seneca Savings has adopted a risk management approach for its plan assets. The overall objective of this approach is to further reduce the risk of changes to the actuarial assumptions used in determining pension plan’s obligations by allocating a larger portion of the plan’s assets to investments expected to hedge against actuarial assumption changes that adversely impact the plan’s obligations. Over time, the target asset allocation percentage for the assets of the pension plan is expected to decrease for equity and other “return seeking” investments and increase for fixed income and other “hedging” investments in order to mitigate risk. Moreover, to further reduce risks related to the pension plan, we froze the pension plan to employees hired on or after January 1, 2018 and we may offer former employees who are not in pay status the right to elect to receive a lump sum payment to replace their annuity payments that are payable under the pension plan.
Employee Stock Ownership Plan.   In connection with its mutual holding company reorganization and related stock offering, Seneca Savings adopted an employee stock ownership plan (the “ESOP”) for eligible employees. The named executive officers are eligible to participate in the ESOP just like other employees. Eligible employees who have attained age 21 on the first entry date commencing on or after the eligible employee’s completion of one year of service.
The ESOP trustee purchased, on behalf of the ESOP, 77,574 shares of Seneca Financial Corp. common stock outstanding, funded with a loan from Seneca Financial Corp. equal to the aggregate purchase price of the common stock. The loan is repaid principally through Seneca Savings’ discretionary contributions to the ESOP and any dividends payable on common stock held by the ESOP over the 30-year term of the loan. The interest rate for the ESOP loan is the prime rate, as published in The Wall Street Journal, on the closing date of the stock offering. Thereafter, the interest rate adjusts annually and is the prime rate on the first business day of the calendar year, retroactive to January 1 of such year.
The trustee holds the shares purchased by the ESOP in an unallocated suspense account, and shares are released from the suspense account on a pro-rata basis as we repay the loan. The trustee allocates the shares released among participants on the basis of each participant’s proportional share of compensation relative to all participants. A participant will become vested in his or her account balance at a rate of 20% per year over a six-year period, beginning in the second year of credited service. Participants who were employed by Seneca Savings immediately prior to the stock offering will receive credit for vesting purposes for years of service prior to adoption of the ESOP. Participants also will become fully vested automatically upon normal retirement, death or disability, a change in control, or termination of the ESOP. Generally, participants will receive distributions from the ESOP upon separation from service in accordance with the terms of the plan document. The ESOP reallocates any unvested shares forfeited upon termination of employment among the remaining participants.
Directors’ Compensation
The following table sets forth for the year ended December 31, 2017 certain information as to the total remuneration we paid to our directors. Messrs. Vitale and Fazio did not receive director fees for the year ended December 31, 2017.
Director Compensation for the Year Ended December 31, 2017
Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)(1)	Total ($)
William J. Gould	26,650	—	26,650
James Hickey	27,900	—	27,900
Joan M. Johnson(2)	26,650	—	26,650
William Le Beau	34,000	—	34,000
Francis R. Marlowe	26,650	—	26,650

(1)
For the year ending December 31, 2017, no director had perquisites, the aggregate value of which exceeded $10,000.

(2)
Ms. Johnson died in March 2018.

Director Fees
Directors each earn an annual retainer of  $2,000 and a monthly fee of  $1,600 (or $2,000 for the Chairman). Directors currently receive fees of  $250 per meeting for service on the loan, compensation, nominating and corporate governance or ALCO committees and $300 per meeting for service on the loan committee. In addition, each director serving on the board of directors of Seneca Savings Insurance Agency, Inc., the wholly-owned subsidiary of Seneca Savings, receives an annual fee of  $300.
Each person who serves as a director of Seneca Financial Corp. and Seneca Financial MHC also serves as a director of Seneca Savings and earns a monthly fee only in his or her capacity as a board or committee member of Seneca Savings.
PROPOSAL II — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our independent registered public accounting firm for the year ended December 31, 2017 was Baker Tilly Virchow Krause LLP (“Baker Tilly”). On March 29, 2018, the Audit Committee met and decided to dismiss Baker Tilly as our independent registered public accounting firm. Our consolidated financial statements for the years ended December 31, 2017 and 2016 were audited by Baker Tilly. Also, on March 29, 2018, our Audit Committee approved the engagement of Bonadio & Co., LLP to be our independent registered public accounting firm for the year ending December 31, 2018.
The audit reports of Baker Tilly on our consolidated financial statements as of and for the years ended December 31, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2017 and 2016 and the subsequent interim period through March 29, 2018, there were no: (1) disagreements with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Baker Tilly, would have caused Baker Tilly to make reference to the subject matter of the disagreements in connection with its audit reports, or (2) reportable events under Item 304(a)(1)(v) of SEC Regulation S-K. A representative of Baker Tilly is not expected to attend the annual meeting.

During the years ended December 31, 2017 and 2016 through March 29, 2018, we did not consult with Bonadio & Co., LLP regarding any matters or events set forth in Item 304 (a) (2) (i) and (ii) of SEC regulation S-K.
The Audit Committee of Seneca Financial Corp. has approved the engagement of Bonadio & Co., LLP to be our independent registered public accounting firm for the year ending December 31, 2018, subject to the ratification of the engagement by our stockholders. At the annual meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of Bonadio & Co., LLP for the year ending December 31, 2018. A representative of Bonadio & Co., LLP is expected to attend the annual meeting and may respond to appropriate questions and make a statement if he or she so desires.
Even if the engagement of Bonadio & Co., LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of Seneca Financial Corp. and its stockholders.
Set forth below is certain information concerning aggregate fees billed for professional services rendered by Baker Tilly Virchow Krause, LLP for the years ended December 31, 2017 and 2016.
	Year Ended December 31, 2017	Year Ended December 31, 2016
Audit Fees	$92,400	$52,350
Audit-Related Fees	$130,340	$—
Tax Fees	$—	$—
All Other Fees	$—	$—
Audit Fees.   Audit Fees include aggregate fees billed for professional services for the audit of Seneca Financial Corp.’s (and Seneca Savings’) annual consolidated financial statements for the years ended December 31, 2017 and 2016, and the limited reviews of quarterly condensed consolidated financial statements included in periodic reports filed with the Securities and Exchange Commission during 2017, including out of pocket expenses.
Audit-Related Fees.   During the year ended December 31, 2017, audit-related fees consisted of fees for services related to the mutual holding company reorganization of Seneca Savings and the related stock offering, including review of the registration statement and prospectus, the issuance of consents, participation in drafting sessions, the preparation of accounting opinions, assistance with responses to regulatory accounting comments and the preparation of a comfort letter.
Tax Fees.   There was no tax Fees billed by Baker Tilly during the fiscal years ended December 31, 2017 and 2016.
Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax services, is compatible with maintaining the independence of Bonadio & Co., LLP. The Audit Committee concluded that performing such services does not affect the independence of Bonadio & Co., LLP in performing its function as our independent registered public accounting firm.
The Audit Committee’s current policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee pre-approved 100% of audit-related fees billed and paid during the year ended December 31, 2017, as indicated in the table above.

The Board of Directors recommends a vote “FOR” the ratification of Bonadio & Co., LLP as independent registered public accounting firm for the year ending December 31, 2018.
STOCKHOLDER PROPOSALS AND NOMINATIONS
In order to be eligible for inclusion in the proxy materials for our 2019 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Seneca Financial Corp.’s executive office, 35 Oswego Street, Baldwinsville, New York 13027, no later than December 6, 2018, which is 120 days prior to the first anniversary of the date we expect to mail these proxy materials. If the date of the 2019 Annual Meeting of Stockholders is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.
In order to be brought before an annual meeting of stockholders, any new business or a director nomination proposed by a stockholder must be stated in writing and received by our Secretary not less than five days prior to the date of the annual meeting.
The 2019 annual meeting of stockholders is expected to be held May 7, 2019. Advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to us no later than May 2, 2019. If notice is received after May 2, 2019, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.
Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.
OTHER MATTERS
The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the annual meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.
MISCELLANEOUS
A COPY OF SENECA FINANCIAL CORP.’S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2017 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, 35 Oswego Street, Baldwinsville, New York 13027 OR BY CALLING (315) 638-0233.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
Seneca Financial Corp.’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and the 2017 Annual Report are each available on the Internet at http://www.astproxyportal.com/ast/21713.
By Order of the Board of Directors
Janice MacDonald
Corporate Secretary
Baldwinsville, New York
April 5, 2018

0 SENECA FINANCIAL CORP. Proxy for Annual Meeting of Stockholders on May 1, 2018 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Joseph G. Vitale, William J. Gould and James Hickey, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Seneca Financial Corp., to be held May 1, 2018 at The Red Mill Inn, 4 Syracuse Street, Baldwinsville, New York 13027, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side.) 1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF SENECA FINANCIAL CORP. May 1, 2018 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Annual Report on Form 10-K and proxy card are available at http://www.astproxyportal.com/ast/21713 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20230000000000001000 9 050118 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. Election of Directors: FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: Vincent J. Fazio Francis R. Marlowe INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: 2. RATIFICATION OF APPOINTMENT OF BONADIO & CO., LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2018. FOR AGAINST ABSTAIN In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.